UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: November 26, 2013
(Date of earliest event reported)

GOLDRICH MINING COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412
_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211
Spokane, Washington  99223
(Address of principal executive offices, including zip code)

(509) 535-7367
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(e) At the annual general meeting of Goldrich Mining Company (the “Company”) held November 26, 2013 (the “Annual Meeting”), the Company’s stockholders approved, among other things, a proposal to amend the Company’s 2008 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock reserved for issuance under the Plan (the “Plan Amendment”).

As described in the Company’s Proxy Statement for the Annual Meeting filed with the United States Securities and Exchange Commission on October 23, 2013 (the “Proxy Statement”), the Plan Amendment increases the number of shares of the Company’s common stock reserved for issuance under the Plan to 9,550,672 shares of common stock, which represents 10% of the issued and outstanding shares of the Company’s common stock.

A more detailed description of the Plan Amendment, and the effects of the Plan Amendment, is set forth in Proposal No. 4 of the Proxy Statement, which description is incorporated in its entirety herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Bylaws Amendment

At the Annual Meeting, the Company’s stockholders approved an amendment (the “Bylaws Amendment”) to the Company’s Bylaws (the “Bylaws”) to increase the maximum size of the Company’s board of directors from five directors to eight directors and to permit the Board to set the number of directors on the Board in the future by resolution, within the limits set forth in the Company’s Articles of Incorporation (the “Articles”).

Articles Amendment

At the Annual Meeting, the Company’s stockholders approved amendments (the “Articles Amendment”) to the Company’s Articles to, among other things, (i) increase the number of authorized shares of the Company’s common stock from 200,000,000 shares to 250,000,000 and (ii) such other amendments to modernize the Articles to better reflect changes in corporate governance and business practices since the Company’s incorporation on March 26, 1959.

The full text of the amended Articles and Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. More detailed descriptions of the Bylaws Amendment and the Articles Amendment are set forth in Proposals No. 5 and 6, respectively, in the Proxy Statement, which descriptions are incorporated in their entirety herein by reference.

Item 9.01. Financial States and Exhibits.

Exhibit	Description
3.1	Amended and Restated Articles of Incorporation, incorporated by reference to Appendix C of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Commission on October 23, 2013

3.2	Amendment to Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)

Dated: December 3, 2013	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Articles of Incorporation, incorporated by reference to Appendix C of the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Commission on October 23, 2013

3.2	Amendment to Bylaws